                                                                   Exhibit 99.10


THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.

                                                                Please       [ ]
                                                                Mark Here
                                                                For Address
                                                                Change or
                                                                Comments
                                                                SEE REVERSE SIDE

                                                                                        FOR        AGAINST      ABSTAIN
ITEM 1.   APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER DATED AS OF                [ ]          [ ]          [ ]
          FEBRUARY 28, 2005 AMONG QUINTON CARDIOLOGY SYSTEMS, INC., CARDIAC
          SCIENCE, INC., CSQ HOLDING COMPANY, RHYTHM ACQUISITION CORPORATION AND
          HEART ACQUISITION CORPORATION

The board of directors of Quinton Cardiology Systems, Inc. recommends a vote FOR the merger agreement.

The undersigned acknowledges receipt of the combined Notice of Special Meeting
of Stockholders and Proxy Statement/Prospectus dated         , 2005 that
accompanies this Proxy.

Choose MLINK(SM) for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log
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                                                 COMBINED AREA MUST
                                                    BE BLANK FOR
                                                   COMBINED CARDS

Signature                     Signature                         Date
         --------------------          ------------------------     ------------

NOTE: Please sign as name appears heron. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                            - FOLD AND DETACH HERE -

[YOU CAN VIEW THE NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT/PROSPECTUS
ON THE INTERNET AT WWW.QUINTONCARDIOLOGY.COM]


                                                             CONTROL NUMBER
BAR CODE AREA RESTRICTED                                     RESTRICTED AREA

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        QUINTON CARDIOLOGY SYSTEMS, INC.

The undersigned hereby appoints John R. Hinson and Michael K. Matysik, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Quinton Cardiology Systems, Inc. (the "Company"), which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held at the Company's offices at 3303 Monte Villa Parkway, Bothell, Washington 98021 at
10:00 a.m. local time on           , 2005 or at any adjournment or postponement
thereof, with all powers which the undersigned would possess if present at the Meeting.

       (CONTINUED AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

--------------------------------------------------------------------------------
    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

YOU CAN NOW ACCESS YOUR QUINTON CARDIOLOGY SYSTEMS, INC. ACCOUNT ONLINE.

Access your Quinton Cardiology Systems, Inc. shareholder/stockholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Quinton Cardiology Systems, Inc., now makes it easy and convenient to get current information on your shareholder account.

- View account status                      - View payment history for dividends
- View certificate history                 - Make address changes
- View book-entry information              - Obtain a duplicate 1099 tax form
                                           - Establish/change your PIN


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